TLC LASER EYE CENTERS INC.

                           TLC Laser Eye Centers Inc.
                            Form 10-K - Exhibit 21.1
                            List of TLC Subsidiaries

Name of Entity                                                State of Formation

  Aspen Healthcare Inc.                                              CO
  Capital Corporation                                                DE
  eyeVantage.com Inc.                                                DE
  Oklahoma Doctors LLC                                               OK
  TLC International Inc.                                             DE
  TLC Management Services Inc.                                       DE
  TLC Michigan LLC                                                   MI
  TLC Midwest Eye Laser Center, Inc.                                 IL
  TLC Network Services Inc.                                          DE
  TLC The Laser Center (Annapolis) Inc.                              MD
  TLC The Laser Center (Baltimore) Inc.                              MD
  TLC The Laser Center (Baltimore Management) Inc.                   MD
  TLC The Laser Center (Big Sky) Inc.                                MT
  TLC The Laser Center (Carolina) Inc.                               NC
  TLC The Laser Center (Charlotte) Inc.                              NC
  TLC The Laser Center (Chicago) Inc.                                IL
  TLC The Laser Center (Cleveland) Inc.                              OH
  TLC The Laser Center (Columbus) Inc.                               OH
  TLC The Laser Center (Connecticut) LLC                             CT
  TLC The Laser Center (Delaware) Inc.                               DE
  TLC The Laser Center (Green Bay/Milwaukee) LLC                     WI
  TLC The Laser Center (Indiana) Inc.                                IN
  TLC Laser Eye Center (Indiana) LLC                                 IN
  TLC The Laser Center (Institute) Inc.                              DE
  TLC The Laser Center (Lima) Inc.                                   OH
  TLC The Laser Center (Massachusetts) Inc.                          MA
  TLC The Laser Center (Northeast) Inc.                              MD
  TLC The Laser Center (Northwest) Inc.                              WA
  TLC The Laser Center (Oklahoma City) Inc.                          OK
  TLC The Laser Center (Piedmont) Inc.                               SC
  TLC The Laser Center (Pittsburgh) LLC                              PA
  TLC The Laser Center (Rocky Mountain) Inc.                         CO
  TLC The Laser Center (Boca Raton) Limited Partnership              FL
  TLC The Laser Center (Tri-Cities) Inc.                             TN
  TLC The Laser Center (Tulsa) Inc.                                  OK
  TLC The Laser Center (Winston-Salem) Inc.                          NC
  TLC The Laser Center (Wisconsin) Inc.                              WI
  Pure Laser Hair Removal & Treatment Clinics Inc.                   IL